EXHIBIT 10.1

FIRST AMENDMENT, WAIVER, EXTENSION AND CONSENT

THIS FIRST AMENDMENT, WAIVER, EXTENSION AND CONSENT, dated as of April __, 2009 (this “Amendment”), is entered into by and among CAPITAL GROWTH SYSTEMS, INC., d/b/a Global Capacity, a Florida corporation (“Parent”), GLOBAL CAPACITY GROUP, INC., a Texas corporation (“GCG”), CENTREPATH, INC., a Delaware corporation (“Centrepath”), 20/20 TECHNOLOGIES, INC., a Delaware corporation (“20/20 Inc.”), 20/20 TECHNOLOGIES I, LLC, a Delaware limited liability company (“20/20 LLC”), NEXVU TECHNOLOGIES, LLC, a Delaware limited liability company (“Nexvu”), CAPITAL GROWTH ACQUISITION, INC., a Delaware corporation (“CG Acquisition”), FNS 2007, INC., a Delaware corporation (“FNS”), VANCO DIRECT USA, LLC, a Delaware limited liability company to be known as GLOBAL CAPACITY DIRECT, LLC (“VDUL”), and MAGENTA NETLOGIC LIMITED, a company incorporated under the laws of England and Wales (“Magenta”; Parent, GCG, Centrepath, 20/20 Inc., 20/20 LLC, Nexvu, CG Acquisition, FNS, VDUL and Magenta are each referred to herein individually as a “Borrower” and collectively as the “Borrowers”), in favor of ACF CGS, L.L.C., a Delaware limited liability company (“Agent”), as administrative agent under that certain Term Loan and Security Agreement dated as of November 19, 2008, by and among the Borrowers, the Agent and the lenders party thereto (as amended, modified and/or restated from time to time, the “Loan Agreement”).

WITNESSETH:

WHEREAS, the Borrowers have requested that the Agent amend certain terms and conditions of the Loan Agreement; and

WHEREAS, the office space occupied by VDUL at 200 South Wacker Drive, Suite 1650, Chicago, Illinois 60606 (the “South Wacker Premises”) is subleased (the “Sublease”) by VDUL from Orbitz, LLC (the “Sublessor”); and the consummation of the Final Closing and completion of the Acquisition could constitute a “change in control” of VDUL under and as used in the Sublease requiring the consent of the Sublessor; and

WHEREAS, the Sublessor has advised that it will consent to either: (i) the change in control which may occur upon the consummation of the Final Closing based upon the posting of a letter of credit by VDUL having terms comparable to the letter of credit that was provided by the prior parent of VDUL, or (ii) the assignment (the “Assignment”) of the Sublease by VDUL to Vanco US, LLC, subject to a guarantee of the Sublease by Reliance Globalcom, with a subsequent sublease of a portion of the Sublease premises by VDUL from Vanco US, LLC; and

WHEREAS, the Borrowers have failed to deliver annual financial statements required under Section 9(a) of the Loan Agreement by April 15, 2009, which failure caused a Default under the Loan Agreement (the “Section 9(a) Default”); and

WHEREAS, pursuant to that certain Waiver and Notification dated February 18, 2009, by and among Borrowers and Agent (the “First Waiver”), the Agent agreed to waive any Default caused by the failure of the Parent to increase its authorized shares by 12,000,000 on or before the 75th day following the Agreement Date; provided, however, Agent’s agreement to waive such Default would continue until the earliest of (i) the 175th day following the Agreement Date, (ii) the date the Parent takes the necessary corporate action to increase its authorized shares by 12,000,000, and (iii) the occurrence of any Default under the Loan Agreement; and

WHEREAS, pursuant to that certain Waiver and Notification dated April 13, 2009, by and among Borrowers and Agent (the “Second Waiver”), the Agent agreed to waive (A) any Default caused by VDUL effecting the change in control of VDUL (by closing of the Acquisition) prior to Borrowers obtaining  the consent of the Sublessor to the change of control or the Assignment; provided, however, Agent’s agreement to waive such condition would continue until the earlier of (i) April 30, 2009, and (ii) the occurrence of any other Default under the Loan Agreement; and (B) any Default caused by the failure of Parent to deliver a landlord waiver, in form and substance reasonably satisfactory to Agent, duly executed by Vanco US, LLC, Orbitz, LLC Sublessor, Neustar, Inc. and 200 South Wacker Property, LLC, as applicable (the “Landlord Waiver”); provided, however, Agent’s agreement to waive such notification requirement would continue until the earlier of (i) the date the Parent delivers the Landlord Waiver, (ii) April 30, 2009, and (ii) the occurrence of any Default under the Loan Agreement; and

WHEREAS, the occurrence of the Section 9(a) Default reinstated those certain Defaults previously waived under the First Waiver and Second Waiver; and

WHEREAS, the Borrowers have requested that Agent and the Required Lenders agree to waive (i) the Section 9(a) Default; (ii) the Default caused by the failure of the Parent to increase its authorized shares by 12,000,000 on or before the 75th day following the Agreement Date; (iii) any Default which could be caused directly or indirectly by VDUL effecting the change in control of VDUL (by closing of the Acquisition) prior to Borrowers obtaining  the consent of the Sublessor to the change of control or the Assignment, and (iv) the Default caused by the failure of Parent to deliver the Landlord Waiver (collectively, the “Designated Defaults”), and subject to satisfaction of certain conditions, Agent and Required Lenders are willing to do so; and

WHEREAS, the required number of Debenture Purchasers wish to amend the Debenture Purchase Agreements and certain Debenture Documents, which action requires Agent’s prior written consent pursuant to Section 8(i) of the Loan Agreement.

NOW, THEREFORE, in consideration of the premises and the representations, warranties and covenants set forth herein and other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, it is hereby agreed as follows:

1.           Existing Definitions.  All capitalized terms used and not otherwise defined herein shall have their respective meanings as set forth in the Loan Agreement.

2.           Amendments.

(a)          The definition of “BT Receivable Payment” contained in Section 1 of the Loan Agreement is hereby amended by deleting the existing definition in its entirety and replacing it with the following:

““BT Receivable Payment” means any cash received by a Borrower with respect to the BT Receivable, including but not limited to any cash, proceeds or other amount received in connection with any litigation or settlement with respect to the BT Receivable, and further including, without limitation, all rights of the Borrowers in any judgment or award obtained in connection with litigation relative to the BT Receivable.”

(b)           As of the date of this Amendment, Section 9(e) of the Loan Agreement is hereby amended by deleting such section in its entirety and replacing it with the following:

“(e)           BT Receivable.  Borrowers will deliver to Agent, (A) promptly, and in any case not later than (i) one (1) day following each receipt of a BT Receivable Payment, and (ii) two (2) Business Days after the end of each month, a reconciliation and report showing any amounts collected with respect to the BT Receivable, the amount left uncollected and any issues, disputes and offsets with respect to collection of the BT Receivable, (B) promptly, and in any case not later than one (1) day after receipt or filing of the same, copies of all pleadings filed in any litigation or other proceeding relative to the BT Receivable by any party, and (C) upon request by the Agent, periodic updates on the progress of any such litigation or proceeding (so long as such updates do not violate any attorney-client privilege or any orders of the applicable court), and such additional information with respect to the foregoing as requested by Agent.”

(c)           As of the date of this Amendment, Section 2(c)(iv) of the Loan Agreement is hereby  amended by deleting “sixty-six percent (66%)” and substituting therefor “seventy-five percent (75%)”.

3.           Waiver and Extension.

(a)           The Required Lenders hereby agree to waive the Section 9(a) Default; provided, however, Required Lender’s agreement to waive such Default shall expire on the earlier of (i) May 15, 2009, and (ii) the occurrence of any other Default under the Loan Agreement.
(b)           Agent hereby agrees to waive any Default caused by the failure of the Parent to increase its authorized shares by 12,000,000 on or before the 175th day following the Agreement Date; provided, however, Agent’s agreement to waive such Default shall expire on the earliest of (i) July 15, 2009, (ii) the date the Parent takes the necessary corporate action to increase its authorized shares by 12,000,000, and (iii) the occurrence of any other Default under the Loan Agreement.

(c)           Agent hereby agrees to waive any Default directly or indirectly caused by VDUL effecting the change in control of VDUL (by closing of the Acquisition) prior to Borrowers obtaining  the consent of the Sublessor to the change of control or the Assignment; provided, however, Agent’s agreement to waive such condition shall expire on the earlier of (i) April 30, 2009, and (ii) the occurrence of any other Default under the Loan Agreement.

(d)           Agent hereby agrees to waive any Default caused by the failure of Parent to deliver the Landlord Waiver; provided, however, Agent’s agreement to waive such Default shall continue until the earliest of (i) the date the Parent delivers the Landlord Waiver, (ii) April 30, 2009, and (ii) the occurrence of any other Default under the Loan Agreement.

4.           Consent.  Pursuant to Section 8(i) of the Loan Agreement, Agent hereby consents to Borrowers’ execution and delivery of (i) the Second Amendment and Waiver to the Securities Purchase Agreement, and (ii) an Amendment and Waiver to the March Securities Purchase Agreement, in the forms attached hereto as Exhibit A and Exhibit B, respectively.

5.           Amendment Fee.  In consideration of the agreements of the Required Lenders hereunder, Borrowers agree to pay to Agent (for the account of the Lenders executing this Amendment) an amendment fee (the “Amendment Fee”) in the amount of 0.5% of the Total Commitment ($42,500). The Amendment Fee shall be payable in full in cash on the effective date of this Amendment.

6.           Conditions Precedent to Effectiveness. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent (all documents to be in form and substance satisfactory to Agent and Agent’s counsel):

(a)           Agent shall have received this Amendment properly executed by the Borrowers;

(b)           Borrowers shall have paid to Agent the Amendment Fee referred to in Section 5 above and any and all expenses, including reasonable counsel fees and disbursements, incurred by Agent in connection with the preparation and execution of this Amendment and all documents, instruments and agreements contemplated hereby;

(c)           Borrowers shall have executed and delivered copies of (i) the Second Amendment and Waiver to the Securities Purchase Agreement, and (ii) the Amendment and Waiver to the March Securities Purchase Agreement, in the forms attached hereto as Exhibit A and Exhibit B, respectively; and

(d)           Agent shall have received all other documents, information and reports required or requested to be executed and/or delivered by Borrowers under any provision of this Agreement or any of the Loan Documents.

7.           Representations and Warranties.

(a)           As of the date of this Amendment, each of the representations and warranties contained herein and in each of the Loan Documents is true, correct and complete in all material respects to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall have been true, correct and complete in all material respects on and as of such earlier date.

(b)           Each Borrower represents and warrants to Agent and each Lender, that after giving effect to this Amendment, (i) no event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment that would constitute a Default, (ii) no consent or approval of, or exemption by any Person is required to authorize, or is otherwise required in connection with the execution and delivery of this Amendment which has not been obtained and which remains in full force and effect, and (iii) no material adverse change in the financial condition of the Borrowers has occurred since the date of the most recent financial statements of the Borrowers submitted to Agent.

8.           Security Interests.  Borrowers hereby confirm the security interests and liens granted by Borrowers to Agent for the benefit of Lenders in and to the Collateral in accordance with the Loan Agreement and other Loan Documents as security for the Obligations.

9.           Fees and Expenses.  Borrowers agree to pay any and all expenses, including reasonable counsel fees and disbursements, incurred by Agent in connection with the preparation and execution of this Amendment and all documents, instruments and agreements contemplated hereby.

10.           Effect.  Except as expressly provided for herein, no other amendments, waivers or modifications to the Loan Agreement are intended or implied and all terms and conditions of the Loan Agreement, and any and all Exhibits and Addendums annexed thereto and all other writings submitted by the Borrowers to the Agent pursuant thereto, shall remain unchanged and in full force and effect

11.           Governing Law.  The rights and obligations hereunder of each of the parties hereto shall be governed by and interpreted and determined in accordance with the internal laws of the State of New York (without giving effect to principles of conflicts of laws).

12.           Binding Effect.  This Amendment shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns.

13.           Counterparts.  This Amendment may be executed in any number of counterparts, but all of such counterparts when executed shall together constitute but one and the same agreement.  In making proof of this Amendment , it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties hereto.

14.           RELEASE.  EACH BORROWER, ON BEHALF OF ITSELF AND ON BEHALF OF ALL THOSE ENTITIES CLAIMING BY, THROUGH, OR UNDER IT, TOGETHER WITH ITS SUCCESSORS AND ASSIGNS, HEREBY ACKNOWLEDGES THAT IT HAS NO DEFENSE, COUNTERCLAIM, OFFSET, CROSS-COMPLAINT, CLAIM OR DEMAND OF ANY KIND OR NATURE WHATSOEVER THAT CAN BE ASSERTED TO REDUCE OR ELIMINATE ALL OR ANY PART OF ITS LIABILITY TO REPAY THE OBLIGATIONS OR TO SEEK AFFIRMATIVE RELIEF OR DAMAGES OF ANY KIND OR NATURE FROM AGENT OR LENDERS.  EACH BORROWER HEREBY VOLUNTARILY AND KNOWINGLY RELEASES AND FOREVER DISCHARGES AGENT AND LENDERS, THEIR PREDECESSORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, FROM ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES, AND LIABILITIES WHATSOEVER, KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, ASSERTED OR UNASSERTED, FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY, ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE THIS AMENDMENT IS EXECUTED, WHICH SUCH BORROWER MAY NOW OR HEREAFTER (WHETHER OR NOT PRESENTLY SUSPECTED, CONTEMPLATED OR ANTICIPATED) HAVE AGAINST AGENT OR ANY LENDER, THEIR PREDECESSORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, IF ANY, AND IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, AND ARISING FROM ANY TERM LOANS, INCLUDING, WITHOUT LIMITATION, ANY CONTRACTING FOR, CHARGING, TAKING, RESERVING, COLLECTING OR RECEIVING INTEREST IN EXCESS OF THE HIGHEST LAWFUL RATE APPLICABLE, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE LOAN AGREEMENT OR LOAN DOCUMENTS, AND NEGOTIATION FOR AND EXECUTION OF THIS AMENDMENT.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the day and year first above written.

BORROWERS:

CAPITAL GROWTH SYSTEMS, INC.

By:
Name:
Title:

GLOBAL CAPACITY GROUP, INC.

By:
Name:
Title:

CENTREPATH, INC.

By:
Name:
Title:

20/20 TECHNOLOGIES, INC.

By:
Name:
Title:

20/20 TECHNOLOGIES I, LLC

By:
Name:
Title:

NEXVU TECHNOLOGIES, LLC

By:
Name:
Title:

CAPITAL GROWTH ACQUISITION, INC.

By:
Name:
Title:

FNS 2007, INC.

By:
Name:
Title:

VANCO DIRECT USA, LLC, t/b/k/a GLOBAL CAPACITY DIRECT, LLC

By:
Name:
Title:

MAGENTA NETLOGIC LIMITED

By:
Name:
Title:

AGENT and REQUIRED LENDER:
ACF CGS, L.L.C.

By:
Name:
Title: